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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 29, 2001


                           SALIX PHARMACEUTICALS, LTD.
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             (Exact name of registrant as specified in its charter)


                             British Virgin Islands
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                 (State or other jurisdiction of incorporation)


         000-23265                                  94-3267443
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   (Commission file Number)                    (IRS Employer ID Number)


      8540 Colonnade Center Drive, Suite 501, Raleigh, North Carolina 27615
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(Address of principal executive offices)                            (Zip Code)


Registrant's telephone number, including area code   (919) 862-1000
                                                    ----------------------------

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Item 5.  Other Events and Regulation FD Disclosure

            On October 29, 2001, Salix Pharmaceuticals announced the appointment of two senior management positions.

            A copy of this press release is attached as an exhibit.




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                                   SIGNATURES
                                   ----------

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      SALIX PHARMACEUTICALS, LTD.



Date: October 29, 2001                By:  /s/  Adam C. Derbyshire
                                           ------------------------------
                                      Adam C. Derbyshire
                                      Vice President and Chief Financial Officer



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